ABSOLUTE CORE STRATEGY ETF (ABEQ)

(the “Fund”)

Supplement dated July 1, 2020 to the

Prospectus and Statement of Additional Information dated December 24, 2019, as amended January 17, 2020 and supplemented March 11, 2020

In May 2020, Absolute Investment Advisers LLC (“Absolute”), the investment adviser to the Fund, advised the Board of Trustees (“Board”) of Unified Series Trust (“Trust”) that Absolute was considering redeeming the interests of two of its managing members who were no longer engaged in the day-to-day operation of Absolute (the “Transaction”) and that such Transaction, upon its completion, was expected to result in a change in control of Absolute which, as a result, would cause the assignment and automatic termination of the current investment advisory agreement between the Trust and Absolute.

In anticipation of the change in control of Absolute, and to provide for continuity of management, on June 19, 2020, the Board approved an Interim Management Agreement between the Trust and Absolute (the “Interim Agreement”) to be effective as of the Transaction (the “Effective Date”). The Interim Agreement will remain in effect until the earlier of (i) 150 days from the Effective Date, and (ii) the date that the Fund’s shareholders approve a new investment advisory agreement for the Fund.

At its meeting on June 19, 2020, the Board also approved a new management agreement between the Trust and Absolute (the “New Agreement”) and determined to submit the New Agreement to the Fund’s shareholders for their approval. The New Agreement will replace the Interim Agreement if the shareholders approve the New Agreement at the special meeting of shareholders scheduled to take place in September 2020. The Board also approved a new operating expense limitation agreement that is substantially similar to the current amended and restated operating expense limitation agreement, but will take effect with the Interim Agreement and remain in effect during the term of the New Agreement.

Recognizing that the current investment subadvisory agreement between Absolute and St. James Investment Company, LLC (“St. James”), the Fund’s sub-adviser, terminated concurrent with the termination of the current investment advisory agreement, the Board also took steps to ensure that St. James could continue to serve as a sub-adviser with respect to the Fund during the terms of the Interim Agreement and New Agreement. More specifically, the Board approved interim and new investment subadvisory agreements (“New Subadvisory Agreements”) between Absolute and St. James with respect to the Fund. The terms of the New Subadvisory Agreements are substantially the same as those of the current subadvisory agreement. Furthermore, the subadvisory fee rate payable by Absolute to St. James under the New Subadvisory Agreements is the same as the rate paid by Absolute to St. James under the current subadvisory agreement. Shareholder approval is also being sought for the New Subadvisory Agreements. Additional information regarding the New Agreement and New Sub-Advising Agreement is expected to be provided in connection with the solicitation of Fund shareholder approval of the agreements including a proxy statement to be sent to shareholders of the Fund, as of a specified record date.

As a result of the changes described above, the Prospectus and SAI are supplemented to reflect the Interim Agreements effective as of July 1, 2020:

Effective July 1, 2020 (“Effective Date”), St. James was appointed to serve as the interim subadviser pursuant to an Interim Subadvisory Agreement between Absolute and St. James and Absolute was appointed to serve as the interim investment adviser to the Fund pursuant to an Interim Management Agreement entered into between the Trust, on behalf of the Fund, and the Adviser (together, the “Interim Agreements”). The Interim Agreements will remain in effect for no more than 150 days from the Effective Date or until Fund shareholders approve a new investment advisory agreement, whichever is earlier.

Under the Interim Agreements, the Adviser furnishes, at its own expense, all services, facilities and personnel necessary in connection with managing the Fund’s investments and effecting portfolio transactions for the Fund. The Adviser may compensate brokers or other service providers (“Financial Intermediaries”) out of its own assets, and not as additional charges to the Fund, in connection with the sale and distribution of shares of the Fund and/or servicing of these shares.

The Interim Agreements are terminable, without penalty, on 60 days’ written notice by the Board or by a vote of a majority of the voting securities of the Fund, or by the Absolute or St. James, respectively on 60 days’ written notice to the Trust. The Interim Agreements each terminate immediately in the event of its assignment. Under the Interim Agreements, the Absolute and St. James, respectively, are not liable for any mistake of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken in any event whatsoever with respect to the Trust, the Fund or any of the Fund’s shareholders in the absence of bad faith, willful misfeasance or gross negligence in the performance of the their respective duties or obligations under the Interim Agreement or by reason of the a reckless disregard of its duties and obligations under the Interim Agreements.

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